UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                                 Date of Report
                                January 9, 2002
                        (Date of earliest event reported)

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               AM Marketing, Inc.
                 (Name of Small Business Issuer in its charter)


              Nevada                                   86-1010394
-------------------------------------------------------------------------------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)


8776 East Shea, Suite B3A323
Scottsdale, Arizona                                        85260
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   (Address of principal executive offices)              (Zip Code)

                                 (602) 602-9262
                                 --------------
                           (Issuer's telephone number)


             ------------------------------------------------------
                  (Former address if changed since last report)

           SECURITIES REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:
                                     (None)

           SECURITIES REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:
                          Common Stock, par value $.01
                                (Title of Class)

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ITEM 5. OTHER EVENTS

     CHANGES IN CORORATE MANAGEMENT

          (1) On January 9, 2002, Registrant's Board of Directors apointed Mr. Dick Ford to Registrant's Board of Directors and as Registrant's new President. Mr. Ford's appointments became effective with the resignation of Kevin Ericksteen, Registrant's then President and member of its Board of Directors [See Item 6., below]. The following is a brief outline of Mr. Ford's experience:

               Mr. Ford has been  President and Director  since January 2, 2002.
          His business experience includes owning or managing Ford and Chrysler-Plymouth dealerships in Michigan and California. Additionally, through Mr. Ford=s company, the Ford Funding Group, he has been instrumental in the establishment of Arizona State University's program of converting over 70 of its vehicles to the use of compressed natural gas; and creating Arizona State University's first natural gas filling station.

          (2) On January 2, 2002, Registrant's Board of Directors apointed Mr. Robert L. Langguth to Registrant's Board of Directors. The following is a brief outline of Mr. Ford's experience:

               Robert L. Langguth has been Director since January 2, 2002. For the last five years, he has been project coordinator for Sycamore Ridge Technologies, Inc., a research and development company involved in various environmental projects mainly concerned with the metal recovery process. Mr. Langguth's duties have included filing claims, preparing Bureau of Land Management permits, as well as coordinating consulting efforts for the company's geologist and metallurgist. Additionally, Mr. Langguth has acted as the Arizona mine locator for Motovich Mining Industries of Vancouver, responsible for locating industrial minerals. Prior to 1996, Mr. Langguth was employed by Arizona Department of Transportation (AADOT@) in several different executive level capacities, including right-of- way negotiations, planning and management of appraisal and acquisition of real property rights matters, Motor Vehicle Division administration.

     CHANGE IN REGISTRANT'S ADDRESS

          On January 2, 2002, the Registrant's business address was changed from 8776 East Shea, Suite B3A323, Scottsdale, Arizona 85260, to 7055 East Thomas Road, Suite 203, Scottsdale, Arizona 85251.


ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

          On January 2, 2002, Mr. Kevin Ericksteen, Registrant's President and Director since December 31, 1998, resigned his position as Registrant's President and as a member of Registrant's Board of Directors. Mr. Ericksteen's resigination became effective with the apointment of Dick Ford to Registrant's Board of Directors and as Registrant's new President. [See
     Item 5.(1), above]

ITEM 7. FINANCIALS STATEMENTS AND EXHIBITS

        Financial Statements: None


          Exhibit 1 - Resolution  appointing  Mr. Dick Ford to the  Board of
                      Directors and as President of AM Marketing, Inc.

          Exhibit 2 - Mr. Dick Ford's  written  acceptance of appointment to the
                      Board of Directors and as President of AM Marketing, Inc.

          Exhibit 3 - Resolution  appointing Mr. Robert L. Langguth to the Board of Directors of AM Marketing, Inc.

          Exhibit 4 - Mr.  Robert  L.  Langguth's  written  acceptance  of appointment to the Board of Directors of AM Marketing, Inc.
          Exhibit 5 - Resignation of Kevin Ericksteen as President and Director
                      of AM Marketing, Inc.

          Exhibit 6 - Resolution accepting Resignation of Kevin Ericksteen as
                      President and Director of AM Marketing, Inc.

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

                                   SIGNATURES


     In accordance with Section 12 of the Securities and Exchange Act of 1934, the Registrant caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         AM MARKETING, INC.



DATED: January 9, 2002                   By:/s/ Dick Ford
                                         --------------------------
                                         Dick Ford, President




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